This is filed pursuant to Rule 497(c).
File Nos. 333-120487 and 811-21673.
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[LOGO]

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS:

                     ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO
                ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO
            ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO
                 ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO
             ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO
           ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO
                     ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO
                 ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO
                ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO
             (each a "Portfolio" and collectively, the "Portfolios")
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                     Alliance Global Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

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                       STATEMENT OF ADDITIONAL INFORMATION
                                December 30, 2005

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           This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Portfolios' current prospectus (the "Prospectus") dated December 30, 2005, as revised or supplemented from time to time. Financial statements for the Portfolios are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

-------------------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

                                TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES                                         3

INVESTMENT RESTRICTIONS                                                  22

MANAGEMENT OF THE PORTFOLIOS                                             24

PORTFOLIO TRANSACTIONS                                                   66

EXPENSES OF THE PORTFOLIOS                                               69

PURCHASE OF SHARES                                                       70

REDEMPTION OF SHARES                                                     71

NET ASSET VALUE                                                          72

DIVIDENDS, DISTRIBUTIONS AND TAXES                                       74

GENERAL INFORMATION                                                      81

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                            83

APPENDIX A - Corporate Bond Ratings                                       A-1

APPENDIX B - Policies and Procedures for Voting Proxies                   B-1

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                        INVESTMENT POLICIES AND PRACTICES

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     The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus. The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, AllianceBernstein High-Yield
Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio are each a series of The AllianceBernstein
Pooling Portfolios (the "Trust").

Stripped Mortgage-Related Securities
------------------------------------

     Each Portfolio may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Portfolio may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

     Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

Foreign Currency Exchange Transactions
--------------------------------------

     Each Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. ("Alliance") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     The Portfolios may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolios may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

     If conditions warrant, the Portfolios may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, the Portfolios may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     Each Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated, when the Portfolio holds cash or short-term investments). For position hedging purposes, each Portfolio may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolios may also purchase or sell foreign currency on a spot basis.

     A Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Alliance will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Portfolio.

Repurchase Agreements
---------------------

     The repurchase agreements referred to in the Portfolios' Prospectus are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolios the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolios would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Portfolios may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reductions in levels of income and (c) lack of access to and possible inability to enforce rights.

Non-Publicly Traded Securities
------------------------------

     The Portfolios may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is subject to the restriction against investing more than 15% of net assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, Alliance will monitor the liquidity of a Portfolio's investment in Rule 144A Securities.

Descriptions of Certain Money Market Securities in Which the Portfolios May
Invest
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     CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS.
Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by Alliance to be readily marketable.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

     VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Portfolios' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

Asset-Backed Securities
-----------------------

     The Portfolios may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

     The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Portfolios intend to conduct their operations in a manner consistent with this view; therefore, the Portfolios generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities
---------------------

     The Portfolios may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by Alliance to be of good standing, and when, in the judgment of Alliance, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. At the time any such loan is made, the value of the securities loaned will not exceed 33 1/3% of a Portfolio's total assets.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

     Each Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments. At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

     A Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if, in the opinion of Alliance, it is deemed advisable as a matter of investment strategy.

     Although neither of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

Options
-------

     OPTIONS ON SECURITIES. Each Portfolio may write and purchase call and put options on securities. Each Portfolio intends to write only covered options. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Portfolio will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Portfolio, provided that another option on such securities is not written. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

     A Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option, plus the appreciation in the market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.

     Each of the Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     Each of the Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

     A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

     Each Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities.

     OPTIONS ON SECURITIES INDEXES. Each Portfolio may write (sell) covered call and put options and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Portfolio is obligated as the writer of the call option, the Portfolio holds securities the price changes of which are expected by Alliance to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put option on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put option, the Portfolio maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     A Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

     The purchase of call options on securities indexes may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     FUTURES CONTRACTS. Each Portfolio may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

     Each Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Portfolios may also engage in currency "cross hedging" when, in the opinion of Alliance, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

     OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Portfolios may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

     Each Portfolio may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolios intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Portfolios may engage in currency "cross hedging" when, in the opinion of Alliance, the historical relationship among foreign currencies suggests that a Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

     If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

     Each Portfolio has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any Forward Contracts.

Options on Foreign Currencies
-----------------------------

     Each Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Portfolio may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions
---------------------------------------------------------

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A PORTFOLIO'S INVESTMENTS. The Portfolios' abilities to hedge all or a portion of their portfolios effectively through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

     It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

     The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

     The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

     Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Portfolios are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Portfolio in connection with such transactions.

     If a Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

     In writing a call option on a security, foreign currency, index or Futures Contract, a Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Portfolio writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset, or not offset at all, by an increase in the value of the Portfolio's portfolio securities.

     The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Portfolio's portfolio. When a Portfolio writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such an obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

     When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium the Portfolio receives. Moreover, by writing an option, a Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

     In the event of the occurrence of any of the foregoing adverse market events, a Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

     With respect to the writing of straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

     If any of the foregoing adverse market events occurs, a Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a liquid secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In the absence of a liquid secondary market, it may not be possible to close out a position held by a Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of Alliance, it is otherwise disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolios' ability to hedge their portfolios effectively, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house and other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolios will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds
(ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

     MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Portfolios purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When a Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

     TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

     RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Each Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolios from responding to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

     Unlike transactions entered into by the Portfolios in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by Alliance.

     Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts
-------------------------------------------------------

     Under applicable regulations, when a Portfolio enters into transactions in Futures Contracts and options on Futures Contracts, that Portfolio is required to segregate liquid assets with its custodian which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Portfolio may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Portfolio's total assets. Each Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Portfolio's total assets. Moreover, a Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations
--------------------------------

     Income earned by a Portfolio from its hedging activities will be treated as capital gains and, if not offset by net realized capital losses incurred by a Portfolio, will be distributed to shareholders in taxable distributions. Although a gain from such transactions may hedge against a decline in the value of a Portfolio's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

     No Portfolio will "over-hedge," that is, a Portfolio will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

     Each Portfolio's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to use these instruments effectively for the purposes set forth above.

     The Portfolios' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between each Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in returns of capital distributions, and in some circumstances, distributions in excess of a Portfolio's book income may be required to be made in order to meet tax requirements.

Future Developments
-------------------

     The foregoing discussion relates to each Portfolio's proposed use of Futures Contracts, Forward Contracts, options, and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

     Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the investment policies of each Portfolio set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

     Each Portfolio has adopted the following fundamental investment restrictions, which may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities. The approval of a majority of a Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

     The Portfolios may not:

     (1) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities representing not more than 33 1/3% of its total assets; or
(c) the use of repurchase agreements;

     (2) borrow money or issue senior securities except to the extent permitted by the 1940 Act;

     (3) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (4) invest in companies for the purpose of exercising control;

     (5) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; or (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing);

     (6) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, a Portfolio may be deemed to be an underwriter under certain Federal securities laws; or

     (7) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of a Portfolio's total assets may be invested without regard to this restriction.

     (8) invest more than 25% of its total assets in the securities of any one industry, provided, however, that the AllianceBernstein Global Real Estate Investment Portfolio will invest at least 25% or more of its total assets in the securities of issuers conducting their principal business activities in the real estate industry, except that this proviso does not apply to U.S. Government securities.

     Whenever any investment restriction states a maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

     In addition, the following is a description of policies which certain Portfolios have adopted that are not fundamental and may be changed by the Portfolio upon 60 days' prior notice to the shareholders. As indicated in the Prospectus, certain Portfolios have investment policies that, under normal circumstances, subject them to additional investment restrictions. For purposes of these policies, net assets includes any borrowings for investment purposes.

     The Portfolios may not invest in other registered open-end investment companies or in registered unit investment trusts.

     AllianceBernstein U.S. Value Portfolio must invest at least 80% of its net assets in equity securities of U.S. companies.

     AllianceBernstein U.S. Large Cap Growth Portfolio must invest at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index, although the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

     AllianceBernstein Global Real Estate Investment Portfolio must invest at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties.

     AllianceBernstein Short Duration Bond Portfolio and AllianceBernstein Intermediate Duration Bond Portfolio each must invest at least 80% of their net assets in fixed-income securities.

     AllianceBernstein Inflation Protected Securities Portfolio must invest at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

     AllianceBernstein High-Yield Portfolio must invest at least 80% of its net assets in high yield debt securities.

     AllianceBernstein Small-Mid Cap Value Portfolio must invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(TM) Value Index, although the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase.

     AllianceBernstein Small-Mid Cap Growth Portfolio must invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

The Adviser
-----------

     Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolios under the supervision of the Trust's Board of Trustees (see "Management of the Portfolios" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2005, totaling approximately $555 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.1% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC." Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

     As of September 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.0% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.0% in Alliance. As of September 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

         AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

     Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

Advisory Agreement and Expenses
-------------------------------

     Alliance serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervisions of the Trust's Board of Trustees. The Advisory Agreement provides that Alliance or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

     Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to Alliance.

     The Advisory Agreement was approved by the unanimous vote, cast in person, of the Trust's Trustees, including the Trustees who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on February 8, 2005. The Advisory Agreement became effective with respect to the Trust on May 13, 2005. The Advisory Agreement provides that it shall remain in effect until May 13, 2007 and continue in effect thereafter only if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Portfolio, and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of Alliance cast in person at a meeting called for the purpose of voting on such approval.

     Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Portfolio and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by Alliance, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Portfolio upon 60 days' written notice, and it terminates automatically in the event of its assignment. Alliance controls the word "Alliance" in the names of the Trust and each Portfolio, and if Alliance should cease to be the investment manager of any Portfolio, the Trust and such Portfolio may be required to change their names to delete the word "Alliance" from their names.

     The Advisory Agreement provides that Alliance shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Certain other clients of Alliance may have investment objectives and policies similar to those of the Portfolios. Alliance may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by Alliance to the accounts involved, including the Portfolios. When two or more of Alliance's clients (including a Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

     Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Trustee Information
-------------------

     The business and affairs of the Portfolios are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

 Name, Address, Date of Birth      Principal Occupation(s)        Funds in Fund Complex    Other Directorships Held
     and (Year Elected*)             During Past 5 Years           Overseen by Trustee            by Trustee
     -------------------             -------------------           -------------------            ----------

                                                        Interested Trustee
                                                        ------------------
Marc O. Mayer,**                Executive Vice President of ACMC            106                SCB Partners Inc.;
1345 Avenue of the Americas     since 2001 and Chairman of the                                 SCB, Inc.
New York, NY 10105              Board of AllianceBernstein
10/2/1957                       Investment Research and Management,
(2005)                          Inc. ("ABIRM") since 2000; prior
                                thereto, Chief Executive Officer
                                (institutional research and
                                brokerage arm of Bernstein & Co.
                                LLC) of Sanford C. Bernstein & Co.,
                                LLC ("SCB & Co.") and its
                                predecessor since prior to 2000.


                                                      Disinterested Trustees
                                                      ----------------------

Chairman of the Board
---------------------

William H. Foulk, Jr.,+,#       Investment adviser and an                   108                None
2 Sound View Dr., Suite 100     independent consultant. He was
Greenwich, CT 06830             formerly Senior Manager of Barrett
9/7/1932                        Associates, Inc., a registered
(2005)                          investment adviser, with which he
                                had been associated since prior to
                                2000. He was formerly Deputy
                                Comptroller and Chief Investment
                                Officer of the State of New York
                                and, prior thereto, Chief
                                Investment Officer of the New York
                                Bank for Savings.


Ruth Block,#                    Formerly Executive Vice President           106                None
500 SE Mizner Blvd.             and Chief Insurance Officer of The
Boca Raton, FL 33432            Equitable Life Assurance Society of
11/7/1930                       the United States; Chairman and
(2005)                          Chief Executive Officer of Evlico
                                (insurance); Director of Avon, BP
                                (oil and gas), Ecolab Incorporated
                                (specialty chemicals), Tandem
                                Financial Group and Donaldson,
                                Lufkin & Jenrette Securities
                                Corporation; Governor at Large,
                                National Association of Securities
                                Dealers, Inc.


David H. Dievler,#              Independent consultant. Until               107                None
P.O. Box 167                    December 1994, he was Senior Vice
Spring Lake, NJ 07762           President of ACMC responsible for
10/23/1929                      mutual fund administration. Prior
(2005)                          to joining ACMC in 1984, he was
                                Chief Financial Officer of
                                Eberstadt Asset Management since
                                1968. Prior to that, he was a
                                Senior Manager at Price Waterhouse
                                & Co. Member of American Institute
                                of Certified Public Accountants
                                since 1953.


John H. Dobkin,#                Consultant. Formerly President of           106                None
P.O. Box 12                     Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001 - 2002;
2/19/1942                       Senior Advisor from June 1999 -
(2005)                          June 2000 and President of Historic
                                Hudson Valley (historic
                                preservation) from December 1989 -
                                May 1999. Previously, Director of
                                the National Academy of Design and
                                during 1988-1992, Director and
                                Chairman of the Audit Committee of
                                ACMC.


Michael J. Downey,#             Consultant since January 2004.               106               Asia Pacific Fund, Inc.
c/o Alliance Capital            Formerly managing partner of                                   and The Merger Fund
Management L.P.                 Lexington Capital, LLC
Attn: Philip L. Kirstein        (investment advisory firm)
1345 Avenue of the Americas     from December 1997 until
New York, NY 10105              December 2003. Prior thereto,
1/26/1944                       Chairman and CEO of Prudential
(2005)                          Mutual Fund Management from
                                1987 to 1993.

D. James Guzy,#                 Chairman of the                              106               Intel Corporation
P.O. Box 128                    Board of PLX                                                   (semi-conductors);
Glenbrook, NV 89413             Technology                                                     Cirrus Logic
3/7/1936                        (semi-conductors)                                              Corporation
(2005)                          and of SRC Computers                                           (semi-conductors);
                                Inc., with which he                                            Novellus Corporation
                                has been associated                                            (semi-conductor
                                since prior to                                                 equipment); Micro
                                2000.  He is also                                              Component Technology
                                President of the                                               (semi-conductor
                                Arbor Company                                                  equipment); the
                                (private family                                                Davis Selected
                                investments).                                                  Advisers Group
                                                                                               of Mutual Funds;
                                                                                               and LogicVision

Marshall C. Turner, Jr.,#       Principal of Turner Venture                 106                Toppan Photomasks, Inc.;
220 Montgomery Street           Associates (venture capital                                    the George Lucas
Penthouse 10                    and consulting) since prior to                                 Educational Foundation;
San Francisco, CA 94104-3402    2000.  Chairman and CEO,                                       and Chairman of the
10/10/1941                      DuPont Photomasks, Inc.,                                       Board of the
(2005)                          Austin, Texas, 2003-2005, and                                  Smithsonian's National
                                President and CEO since                                        Museum of Natural History
                                company acquired, and name
                                changed to Toppan Photomasks,
                                Inc. in 2005 (semi-conductor
                                manufacturing services).


*    There is no stated term of office for the Trustees.
** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

     The Trustees of the Trust have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

     The function of the Audit Committee is to assist the Trustees in their oversight of the Portfolios' financial reporting process. The Audit Committee has met 2 times during the Portfolios' most recently completed fiscal year.

     The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Trustees. The Governance and Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Governance and Nominating Committee met 5 times during the Portfolios' most recently completed fiscal year.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Portfolio not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Portfolio did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Portfolio (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Portfolio to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Portfolio; (v) the class or series and number of all shares of the Portfolio owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Portfolio's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Portfolio, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Portfolios made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee met 0 times during the Portfolios' most recently completed fiscal year.

     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met 3 times during the Portfolios' most recently completed fiscal year.

     The disinterested Trustees unanimously approved the initial Advisory Agreement with Alliance in respect of each of the 11 Portfolios.

     In preparation for the meeting, the Trustees had requested and evaluated extensive materials from Alliance, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). The Trustees also reviewed the draft prospectus and statement of additional information of the Trust. Prior to voting, the Trustees reviewed the proposed Advisory Agreement with management and with their independent legal counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals during two private sessions at which only the Trustees, their counsel and the Portfolios' Independent Compliance Officer were present. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

     1. information comparing the performance of other AllianceBernstein funds with portfolios of securities similar to those contemplated for the Portfolios to other investment companies with similar investment objectives and to securities indices (where such information was available);

     2. the nature, extent and quality of investment, compliance, administrative and other services to be rendered by Alliance;

     3. comparative fee and expense data for other investment companies with similar investment objectives;

     4. the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors;

     5. Alliance's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which Alliance benefits from soft dollar arrangements;

     6. information about "revenue sharing" arrangements that Alliance enters into in respect of other open-end AllianceBernstein Mutual Funds previously provided to the Trustees as trustees or directors of such funds;

     7. the expected portfolio turnover rates of each Portfolio;

     8. fall-out benefits which Alliance and its affiliates expect to receive from their relationships to the Portfolios;

     9. information about fees charged by Alliance to other clients with similar investment objectives;

     10. the professional experience and qualifications of each Portfolio's proposed portfolio management teams and other senior personnel of Alliance; and

     11. the terms of the Advisory Agreement.

     The Trustees considered the investment strategy and process of each Portfolio as disclosed in the draft Prospectus, and the investment professionals that would be responsible for implementing such strategy. Since the Portfolios had not yet commenced operations, the Trustees were not in a position to consider the Portfolios' historical performance or the quality of services previously provided pursuant to the Advisory Agreement. Instead they considered Alliance's expertise as a manager of mutual funds, including its performance record advising funds with portfolios of securities similar to (or including securities similar to) those proposed for the Portfolios and the quality of its services generally, which they were familiar with in their capacity as directors or trustees of other funds advised by Alliance.

     In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

     The Trustees determined that the overall arrangements between each Portfolio and Alliance, as provided in the Advisory Agreement for that Portfolio were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

     The material factors and conclusions that formed the basis for the Trustees' reaching their determinations to approve the initial Advisory Agreement (including their determinations that Alliance should be the investment adviser for each Portfolio), were separately discussed by the Trustees.

     The Trustees noted that, under the Advisory Agreement in respect of each Portfolio, Alliance, subject to the control of the Trustees, would administer the Portfolio's business and other affairs. For each Portfolio, Alliance would manage the investment of the assets of that Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement in respect of each Portfolio, Alliance would provide the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services to be provided by any others who will be retained by the Portfolios) and executive and other personnel as will be necessary for Portfolio operations. Alliance would pay all of the compensation of Trustees of the Portfolios who are affiliated persons of Alliance and of the officers of the Portfolios.

     The Trustees noted that the Advisory Agreement differed from the advisory agreements for most of the AllianceBernstein Mutual Funds in several respects. First, it does not provide for the payment to Alliance of any fee for its services. Second, it does not provide that the Trust will reimburse Alliance for the cost of certain clerical, accounting, administrative and other services provided at the Trust's request by employees of Alliance or its affiliates.

     The Trustees considered the scope and quality of services to be provided by Alliance under the Advisory Agreement and noted that the scope of services to be provided reflected recent regulatory and other developments. The Trustees noted that, for example, Alliance would be responsible for maintaining and monitoring its own and the Trust's compliance programs, and that all compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the in-house investment research capabilities of Alliance as well as other resources available to Alliance as a result of securities transactions effected by certain of its investment advisory clients and to be effected by a number of the Portfolios. The Trustees concluded that the investment, regulatory compliance and administrative resources to be devoted by Alliance to each Portfolio appeared appropriate to provide high quality investment advice and other services to each Portfolio under the Advisory Agreement. The Trustees also considered the business reputation of Alliance and its managerial and financial resources and concluded that it would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Trustees noted that the standard of care applicable to Alliance under the Advisory Agreement was comparable to that found in many mutual fund investment advisory agreements.

     In considering the quality of the services to be provided by Alliance to each Portfolio, the Trustees also considered the record of Alliance with respect to regulatory compliance, including the code of ethics of Alliance (regulating the personal trading of its officers and employees), the procedures by which Alliance allocates trades among its various investment advisory clients, the integrity of the systems in place designed to ensure compliance with the foregoing and the record of Alliance in these matters. The Trustees also considered oversight by Alliance of the non-advisory services to be provided to each Portfolio by persons other than Alliance by reference to, among other things, the reputation of each Portfolio's other service providers and their knowledge of certain of such providers from serving as Trustees and Trustees of other funds advised by Alliance.

     Based on their review, the Trustees concluded that Alliance was qualified to provide services to each Portfolio pursuant to the Advisory Agreement that were satisfactory in scope and quality.

     The Trustees did not consider historical information about the profitability of each Portfolio to Alliance since each Portfolio had not yet commenced operations. However, Alliance agreed to provide the Trustees with profitability information in connection with future proposed continuances of the advisory agreement. Since Alliance would not receive an advisory fee from the Portfolios, pursuant to the Advisory Agreement the Trustees and Alliance recognized that the profitability information to be provided would differ from what they have historically received in respect of other AllianceBernstein Mutual Funds. They also considered the costs to be borne by Alliance in providing services to each Portfolio.

     The Trustees considered that Alliance benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its various investment advisory clients. They noted that Alliance makes presentations to the directors and trustees of the AllianceBernstein Mutual Funds regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements from time to time. The Trustees noted that Alliance has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

     The Trustees also considered that the Distributor, which is a wholly-owned subsidiary of Alliance, would receive 12b-1 fees from the mutual funds that become shareholders of the Portfolios (together with other institutional investors in the Portfolios, the "Asset Allocation Funds"); will retain a portion of such 12b-1 fees received from the Asset Allocation Funds; and would receive a portion of the sales charges on sales or certain redemptions of certain classes of shares of the Asset Allocation Funds. The Trustees also noted that a broker-dealer subsidiary of Alliance would receive compensation for effecting brokerage transactions for those Portfolios that may invest in equity securities, and that they would receive and review quarterly reports concerning commissions paid to such affiliate by each affected Portfolio. In addition, certain affiliates of Alliance distribute shares of the Asset Allocation Funds and would receive compensation in that connection. The Trustees noted that while Alliance's affiliated transfer agent would not receive fees for providing services to the Portfolios (although it would be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Asset Allocation Funds and some or all of the institutions that are expected to invest in the Portfolios.

     The Trustees recognized that Alliance's profitability would be somewhat lower if it does not receive research for soft dollars or if its subsidiaries did not receive the other benefits described above. As discussed in more detail below, the Trustees also noted that Alliance will be compensated by the Asset Allocation Funds for providing advisory services to them. The Trustees believe that Alliance will derive reputation and other benefits from serving as investment adviser to the Portfolios.

     Since the Advisory Agreement does not provide for any compensation to be paid to Alliance by the Trust, the Trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did, however, consider that the fees payable to Alliance by the initial Asset Allocation Funds decline at breakpoints based on their total assets, and that Alliance represented that it expected all Asset Allocation Funds to pay its advisory fees at the same rates as the Asset Allocation Funds. There is no direct relationship between the economies of scale realized by the initial Asset Allocation Funds and those realized by Alliance as assets increase, largely because economies of scale are realized (if at all) by Alliance across a variety of products and services, and not only in respect of a single fund. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Portfolio-specific services provided by Alliance and to the economies of scale that Alliance may realize in its overall mutual fund business or those components of it which will directly or indirectly affect the initial Asset Allocation Funds' operations. The Trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the initial Asset Allocation Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a Portfolio's advisory fee breakpoints with those of comparable funds. The Trustees also noted that the advisory agreements for many competitor funds do not have breakpoints at all.

     Since each Portfolio had not commenced operations, no performance or other historical information for the Portfolios was available. As discussed in more detail below, the Trustees considered the performance of AllianceBernstein Mutual Funds that have similar or the same strategies as those of certain of the Portfolios. Where there was no such AllianceBernstein Mutual Fund, they considered that one or more of the AllianceBernstein Mutual Funds, as well as institutional separate accounts managed by Alliance, invest in securities that are similar to those the Portfolio would invest in. At the meeting, the Trustees reviewed information showing performance of certain AllianceBernstein Portfolios compared to the funds in their Lipper category over the 3 - month, 1-, 3-, 5-, 10-year and since inception periods ending December 31, 2004 and compared to securities indices. For AllianceBernstein Portfolios with less than 10 years of operations, the information reviewed by the Trustees omitted periods prior to inception.

     The Trustees considered the advisory fee rate paid by each Portfolio to Alliance (zero) and information prepared by Lipper as of September 30, 2004 concerning fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that because each Portfolio is designed as a vehicle in which the Asset Allocation Funds can pool their assets earmarked for investment in selected asset classes or a blend of asset classes, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee will be payable by the Portfolios. However, Alliance will be indirectly compensated for its services to the Portfolios by the Asset Allocation Funds. The Asset Allocation Funds pay Alliance advisory fees pursuant to their advisory agreements with Alliance. At the time the Trustees considered the Advisory Agreement, the Trustees were informed of the initial Asset Allocation Funds expected to invest in the Portfolios and had previously been provided with a schedule showing the advisory fee rates for each initial Investing Portfolio. The Trustees noted that the fees Alliance expected to receive from the initial Asset Allocation Funds for each Portfolio were lower than the advisory fees paid by most other funds with investment objectives similar to such Portfolio and included in the Lipper category for the Portfolio. The Trustees also noted that all of the initial Asset Allocation Funds have expense caps.

     In considering the advisory fees expected to be paid to Alliance by the initial Asset Allocation Funds in respect of each Portfolio, Alliance took into account the complexity of investment management for the Portfolios relative to other types of funds. The Trustees evaluated the process of investing in each of the Portfolios as compared to investments in other types of securities. The Trustees concluded that the advisory fees payable by each of the initial Asset Allocation Funds would not have been unreasonable if payable by the Portfolios.

     The Trustees concluded that that the fees expected to be paid to Alliance by the initial Asset Allocation Funds was fair and reasonable, given the scope and quality of the services rendered by Alliance, and the special fee structure of funds designed for use as underlying funds in "funds of funds". The Trustees noted that the fees to be paid by the initial Asset Allocation Funds had been, and that any fee arrangements of future Asset Allocation Funds would be, negotiated on an arm's-length basis.

     The Trustees also considered the fees Alliance charges other clients with investment objectives similar to those of the Portfolios. For this purpose, the Trustees reviewed an excerpt from Alliance's Form ADV that disclosed the ranges of fees charged by Alliance to its institutional and other separate account clients for investment advisory services.

     The Trustees recognized the significant differences in the scope of services it provides to institutional clients and to mutual funds. For example, the advisory agreements for mutual funds, including the Portfolios, require Alliance to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). Alliance also coordinates the provision of services to mutual funds by nonaffiliated service providers and is responsible for the compensation of the mutual funds' Chief Compliance Officer. The provision of these non-advisory services involves costs and exposure to liability. Alliance explained that these services normally are not provided to non-investment company clients or to investment company clients when Alliance acts in a pure sub-advisory capacity, and that fees charged to mutual funds reflect the costs and risks of the additional obligations. Alliance also noted that since mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Since the Advisory Agreement does not provide for any advisory fee to be paid by the Portfolios, and since the Portfolios' expense ratios are expected to be zero, the Trustees found these fee comparisons to be of limited relevance.

     The following factors specific to investment performance of individual AllianceBernstein Portfolios also were noted and considered by the Trustees in deciding to approve the initial Advisory Agreement:

     U.S. Value Portfolio. The Trustees reviewed information showing performance of AllianceBernstein Value Portfolio ("Value Portfolio"), a fund with an investment strategy similar to that of the Portfolio, compared to other funds in the Lipper Multi-Cap Value Average (the Lipper category for this fund). The Trustees noted that the Portfolio's performance was somewhat below the Lipper medians for its Lipper category for the 3-month and 1-year periods and significantly above the medians for the 3-year and since inception periods (March 2001 inception). Based on their review, the Trustees concluded that Value Portfolio's relative performance over time had been satisfactory and that they had confidence in Alliance's ability to provide quality portfolio management services to the Portfolio.

     U.S. Large Cap Growth Portfolio. The Trustees reviewed information showing performance of AllianceBernstein Large Cap Growth Portfolio ("Large Cap Growth Portfolio"), a fund with an investment strategy similar to that of the Portfolio, compared to other funds in the Lipper Large-Cap Growth Average. The Trustees noted that the Large Cap Growth Portfolio's performance was above the Lipper medians for the 3-month and 1-year periods, somewhat below the Lipper medians for the 3-year and 5-year periods and above the Lipper medians for the 10-year and since inception periods (September 1992 inception). Based on their review, the Trustees concluded that the Large Cap Growth Portfolio's relative investment performance over time was satisfactory and that they had confidence in the ability of Alliance to provide quality portfolio management services to the Portfolio.

     Global Real Estate Investment Portfolio. The Trustees reviewed information showing performance of AllianceBernstein Global Real Estate Investment Portfolio ("Global Real Estate Investment Portfolio"), a fund advised by Alliance that has an investment strategy similar to that of the Portfolio, compared to other funds in the Lipper Real Estate Average. The Trustees noted that Global Real Estate Investment Portfolio's performance was somewhat above the Lipper medians for the 3-month, 1-year, 3-year and 5-year periods and somewhat below the Lipper median for the since inception period (September 1996 inception). Based on their review, the Trustees concluded that Real Estate Portfolio's performance and had been satisfactory and that they had confidence in Alliance's ability to provide quality portfolio management services to the Portfolio.

     International Value Portfolio. The Trustees reviewed information showing performance of AllianceBernstein International Value Portfolio ("International Value Portfolio"), a fund advised by Alliance that has an investment strategy similar to that of the Portfolio, compared to other funds in the Lipper International Multi Value Average. The Trustees noted that International Value Portfolio's performance was somewhat below the Lipper median for the 3-month period and significantly above the Lipper medians for the 1-year, 3-year and since inception periods (inception March 2001). Based on their review, the Trustees concluded that International Value Portfolio's relative performance over time had been satisfactory and that they had confidence in Alliance's ability to provide quality portfolio management services to the Portfolio.

     International Growth Portfolio. The Trustees reviewed information showing performance of AllianceBernstein International Premier Growth Portfolio ("International Premier Growth"), another fund advised by Alliance that invests in international growth stocks (although utilizing a strategy that differs in certain respects from the strategy to be used by the Portfolio) compared to other funds in the Lipper International Large Growth Average. The Trustees noted that International Premier Growth's performance was significantly above the Lipper median for the 3-month period, somewhat below the Lipper median for the 1-year period, and above the Lipper medians for the 3-year, 5-year and since inception periods (March 1998 inception). Based on their review, the Trustees concluded that International Premier Growth's relative performance over time had been satisfactory and that they had confidence in Alliance's ability to provide quality portfolio management services to the Portfolio.

     Short Duration Bond Portfolio. The Trustees noted that Sanford C. Bernstein Portfolio - Short Duration Bond Portfolio, another fund advised by Alliance, invests in securities that are similar to those the Portfolio would invest in. The Trustees noted that they were familiar with Alliance's capabilities for the management of short-duration bonds because other AllianceBernstein Portfolios invest portions of their portfolios in such securities. Based on such familiarity and their confidence in Alliance's capabilities managing fixed income securities, the Trustees concluded they were satisfied that Alliance was well positioned to provide quality portfolio management services to the Portfolio.

     Intermediate Duration Bond Portfolio. The Trustees reviewed information showing performance of Sanford C. Bernstein Portfolio II - Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration"), a fund advised by Alliance with a strategy similar to that of the Portfolio, compared to other funds in the Lipper benchmark (Intermediate Investment Grade Bond Portfolios). The Trustees noted that Intermediate Duration's performance for the 1-year period (May 2002 inception) was above the Lipper median. Based on such review and their familiarity with Alliance's capabilities managing fixed income securities the Trustees concluded they were satisfied that Alliance was well positioned to provide quality portfolio management services to the Portfolio.

     Inflation Protected Securities Portfolio. Alliance noted that Alliance advises a separate account that has the same investment strategy as the Portfolio. The Trustees reviewed the gross and net returns of such account compared to the Lehman 1-10 year TIPS Index prepared by Alliance for each of 1999 through 2004 (for 1999 the information was for the last three quarters and the 2004 information was preliminary) and for the three-, five- and since inception periods ending December 31, 2004. The Trustees noted that the account's gross return was generally close to the index return while the net return was somewhat under the index return. Based on such review, and their general knowledge of and confidence in Alliance's expertise in managing portfolios of fixed income securities, the Trustees concluded that Alliance was well positioned to provide quality portfolio management services to the Portfolio.

     High-Yield Portfolio. The Trustees reviewed information showing performance of AllianceBernstein High Yield Portfolio ("High Yield"), a fund advised by Alliance with a strategy similar to that of the Portfolio, compared to other funds in the Lipper High Current Yield Average. The Trustees noted that High Yield's performance was somewhat above the Lipper median for the 3-month period and below the median for all other periods reviewed. Based on their review and their prior discussion of the reasons for High Yield's longer term underperformance with Alliance, the Trustees were satisfied that Alliance was well positioned to provide quality portfolio management services to the Portfolio.

     Small-Mid Cap Value Portfolio. The Trustees noted that there was no existing AllianceBernstein Portfolio with the same investment strategy as the Portfolio, although its strategy would be employed by another AllianceBernstein Portfolio. The Trustees noted that they were familiar with Alliance's capabilities for the management of small and large cap value funds. Based on such familiarity the Trustees concluded that they were satisfied that Alliance was well positioned to provide quality portfolio management services to the Portfolio.

     Small-Mid Cap Growth Portfolio. The Trustees noted that there was no existing AllianceBernstein Portfolio with the same investment strategy as the Portfolio, although its strategy would be employed by a recently organized portfolio of another AllianceBernstein Portfolio. The Trustees noted that they were familiar with Alliance's capabilities in managing growth funds focused on small, medium and large capitalization stocks. Based on such familiarity the Trustees concluded they were satisfied that Alliance was well positioned to provide quality portfolio management services to the Portfolio.

     The dollar range of the Portfolios' securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                                                  Aggregate Dollar Range of Equity
                                       Dollar Range of Equity Securities in       Securities in the AllianceBernstein
           Name of Trustee             the Portfolios as of December 31, 2004     Fund Complex as of December 31, 2004
           ---------------             --------------------------------------     ------------------------------------
Marc O. Mayer                                        None                               over $100,000
Ruth Block                                           None                               over $100,000
David H. Dievler                                     None                               over $100,000
John H. Dobkin                                       None                               over $100,000
Michael J. Downey                                    None                                    None
William H. Foulk, Jr.                                None                               over $100,000
D. James Guzy                                        None                                    None
Marshall C. Turner, Jr.                              None                               over $100,000

     The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

Officer Information
-------------------

     Certain information concerning the Portfolios' officers is set forth below.

Name, Address* and Date of Birth     Positions Held with Trust      Principal Occupation During Past 5 Years
--------------------------------     -------------------------      ----------------------------------------
Marc O. Mayer                         President and Chief           See biography above.
10/2/1957                             Executive Officer

Philip L. Kirstein                    Senior Vice President and     Senior Vice President and Independent Compliance
5/29/1945                             Independent Compliance        Officer of the AllianceBernstein Funds, with
                                      Officer                       which he has  been associated since October
                                                                    2004. Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from October 2003 to
                                                                    October 2004, and General Counsel of Merrill
                                                                    Lynch Investment Managers, L.P. since prior to
                                                                    2001 until March 2003.

Bruce K. Aronow                       Vice President                Senior Vice President of ACMC** with which he
7/2/1966                                                            has been associated since prior to 2000.

Stephen Beinhacker                    Vice President                Senior Vice President of ACMC,** with which he
10/11/1964                                                          has been associated since prior to 2000.

Henry S. D'Auria                      Vice President                Senior Vice President of ACMC** since October
12/23/1961                                                          2000, Chief Investment Officer of Emerging
                                                                    Markets Value Equities since 2002 and Co-Chief
                                                                    Investment Officer of International Value
                                                                    Equities of ACMC** since June 2003. Prior
                                                                    thereto, he was Director of Research of Small
                                                                    Cap Value and Emerging Markets Value Equities at
                                                                    SCB & Co.** since prior to 2000.

Gershon Distenfeld                    Vice President                Vice President of ACMC** with which he has been
12/30/1975                                                          associated since prior to 2000.

Sharon E. Fay                         Vice President                Executive Vice President and Chief Investment
6/19/1960                                                           Officer of UK, European Global Value Equities
                                                                    since June 2003.  She has continued to serve as
                                                                    Chief Investment Officer of U.K. and European
                                                                    Value Equities at ACMC** since 2000, and chairs
                                                                    the Global, European and UK Value Investment
                                                                    Policy Groups since prior to 2000.

Marilyn G. Fedak                      Vice President                Executive Vice President of ACMC** since October
1/3/1947                                                            2000.  She is Head of SCB & Co.'s** Value
                                                                    Equities Business and Co-Chief Investment
                                                                    Officer of U.S. Value Equities.  Prior thereto
                                                                    she was Chief Investment Officer and Chairman of
                                                                    the U.S. Equity/Value Investment Policy Group at
                                                                    SCB & Co.** since prior to 2000.

David P. Handke, Jr.                  Vice President                Senior Vice President of ACMC** with which he
8/12/1949                                                           has been associated since prior to 2000.

Thomas G. Kamp                        Vice President                Senior Vice President of ACMC** with which he
8/11/1961                                                           has been associated since prior to 2000.

Shawn E. Keegan                       Vice President                Vice President of ACMC** with which he has been
7/19/1971                                                           associated since prior to 2000.

Kumar Kirpalani                       Vice President                Vice President of ACMC** with which he has been
1/29/1954                                                           associated since prior to 2000.

Samantha Lau                          Vice President                Senior Vice President of ACMC** with which she
10/15/1972                                                          has been associated since prior to 2000.

James W. MacGregor                    Vice President                Senior Vice President of ACMC** since October
6/16/1967                                                           2000.  He is also currently Director of
                                                                    Research-Small and Mid Cap Value Equities. Prior
                                                                    thereto, he was a senior research analyst at SCB & Co.
                                                                    since prior to 2000.

John Mahedy                           Vice President                Senior Vice President of ACMC** since October
7/26/1963                                                           2000, Co-Chief Investment Officer of U.S. Value
                                                                    Equities since 2003 and the Director of
                                                                    Research U.S. Value Equities since 2001.  Prior
                                                                    thereto, he was a senior research analyst at SCB
                                                                    & Co.** since prior to 2000.

Allison M. Martier                    Vice President                Senior Vice President of ACMC** with which she
1/29/1957                                                           has been associated since prior to 2000.

Giulio A. Martini                     Vice President                Senior Vice President of ACMC** with which he
7/2/1955                                                            has been associated since prior to 2000.

Christopher Marx                      Vice President                Senior Vice President of ACMC** with which he
9/9/1967                                                            has been associated since prior to 2000.

Teresa Marziano                       Vice President                Senior Vice President of ACMC** since October
9/1/1954                                                            2000 and Co-Chief Investment Officer of Global
                                                                    Real Estate Investments since July 2004. Prior
                                                                    thereto, she was a Senior Analyst of investment
                                                                    research at SCB & Co.** since prior to 2000.

Jimmy K. Pang                         Vice President                Senior Vice President of ACMC** with which he
8/21/1973                                                           has been associated since prior to 2000.

Joseph G. Paul                        Vice President                Senior Vice President of ACMC** and Chief
2/8/1960                                                            Investment Officer-Small and Mid-Capitalization
                                                                    Value Equities since 2002 and Co-Chief
                                                                    Investment Officer of Real Estate Investments
                                                                    since July 2004.  He is also Chief Investment
                                                                    Officer of Advanced Value at ACMC** since
                                                                    October 2000 and held the same position at SCB &
                                                                    Co.** since prior to 2000.

John D. Phillips                      Vice President                Senior Vice President of ACMC** with which he
3/7/1947                                                            has been associated since prior to 2000.

Jeffrey S. Phlegar                    Vice President                Executive Vice President of ACMC** with which he
6/28/1966                                                           has been associated since prior to 2000.

James G. Reilly                       Vice President                Executive Vice President of ACMC** with which he
7/2/1961                                                            has been associated since prior to 2000.

Paul C. Rissman                       Vice President                Executive  Vice President of ACMC** with which
11/10/1956                                                          he has been associated since prior to 2000.

Karen A. Sesin                        Vice President                Senior Vice President of ACMC** with which she
2/4/1959                                                            has been associated since 2000.

Robert W. Scheetz                     Vice President                Senior Vice President of ACMC** with which he
11/22/1965                                                          has been associated since prior to 2000.

Kevin Simms                           Vice President                Senior Vice President and Co-Chief Investment
3/23/1966                                                           Officer of International Value Equities at
                                                                    ACMC** since 2003. He is also Director of
                                                                    Research for International Value and Global
                                                                    Value Equities at ACMC** since October 2000.
                                                                    Prior thereto, he was Director of Research for
                                                                    Emerging Markets Value Equities at SCB & Co.**
                                                                    since prior to 2000.

Michael A. Snyder                     Vice President                Senior Vice President of ACMC** since May 2001.
4/18/1962                                                           Prior thereto, he was a Managing Director in the
                                                                    high yield asset group at Donaldson, Lufkin &
                                                                    Jenrette Corporation since prior to 2000.

Christopher M. Toub                   Vice President                Executive Vice President of ACMC** with which he
6/15/1959                                                           has been associated since prior to 2000.

Patrick S. Wallace                    Vice President                Senior Vice President of ACMC** with which he
10/11/1964                                                          has been associated since prior to 2000.

Andrew J. Weiner                      Vice President                Senior Vice President of ACMC** since October
7/8/1968                                                            2000.  Prior thereto, he was a research
                                                                    associate at SCB & Co.** since prior to 2000.

Greg J. Wilensky                      Vice President                Vice President of ACMC** and Director of Stable
4/27/1967                                                           Value Investments, with which he has been
                                                                    associated since prior to 2000.

Kewjin Yuoh                           Vice President                Vice President of ACMC** since March 2003. Prior
3/11/1971                                                           thereto, he was a Vice President of Credit
                                                                    Suisse Asset Management from 2000 to 2002 and a
                                                                    Vice President of Brundage, Story & Rose since
                                                                    prior to 2000.

Emilie D. Wrapp                       Secretary                     Senior Vice President, Assistant General
11/13/1955                                                          Counsel, and Assistant Secretary of ABIRM,**
                                                                    with which she has been associated since prior
                                                                    to 2000.

Andrew L. Gangolf                     Assistant Secretary           Senior Vice President and Assistant General
8/15/1954                                                           Counsel of ABIRM,** with which he has been
                                                                    associated since prior to 2000.

Mark D. Gersten                       Treasurer and Chief           Senior Vice President of Alliance Global
10/4/1950                             Financial Officer             Investor Services, Inc. ("AGIS")** and Vice
                                                                    President of ABIRM,** with which he has been
                                                                    associated since prior to 2000.

Thomas R. Manley                      Controller                    Vice President of ACMC** with which he has been
8/3/1951                                                            associated since prior to 2000.


* The address for each of the Trust's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Trust.

     The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. Because the Portfolios commenced operations on May 20, 2005, the Trust has not paid Trustee compensation for a full fiscal year. Set forth below are the amounts for the current fiscal year based on estimates of future payments under existing understandings.

     The aggregate compensation paid to each of the Trustees during the twelve months ended December 31, 2004 by all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Portfolios nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                                                    Total Number of
                                                                         Total Number of         Investment Portfolios
                                                                     Investment Companies in           within the
                                              Total Compensation      the AllianceBernstein     AllianceBernstein Fund
                              Estimated            from the          Fund Complex, Including     Complex, Including the
                            Compensation      AllianceBernstein       the Portfolios, as to     Portfolios, as to Which
                              From the          Fund Complex,        Which the Trustee is a    the Trustee is a Director
  Name of Trustee             Portfolios      Including the Trust       Director or Trustee             or Trustee
  ---------------             ----------      -------------------       -------------------             ----------
Marc O. Mayer                       $0                    $0                   40                        106
Ruth Block                      $1,049              $223,200                   40                        106
David H. Dievler                $1,078              $268,250                   41                        107
John H. Dobkin                  $1,093              $252,900                   40                        106
Michael J. Downey               $1,049                    $0                   40                        106
William H. Foulk, Jr.           $1,936              $465,250                   42                        106
D. James Guzy                       $0               $25,350                   40                        106
Marshall C. Turner, Jr.             $0               $25,350                   40                        106

     As of December 8, 2005, the Trustees and officers of the Portfolios as a group owned less than 1% of the shares of each Portfolio.

Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------

     Additional information regarding the investment professional(s)(1) primarily responsible for the day-to-day management of each Portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolios' prospectus. As of August 31, 2005, none of the investment professionals identified below owned any equity securities of the Portfolios.
----------
(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.



     As of August 31, 2005, Alliance Capital employees had approximately $499,208,000 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan, the Partners Compensation Plan and other employee compensation plans, including both vested and unvested amounts.

AllianceBernstein Global Real Estate Investment Portfolio
---------------------------------------------------------

     The management of and investment decisions for the Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                    (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Mr. Joseph G. Paul            18           $3,403,973,213                 None                     None

Ms. Teresa Marziano           7            $1,390,434,598                 None                     None

                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
 Portfolio Manager       Investment        Pooled Investment           Managed with             Managed with
                      Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees
Mr. Joseph G. Paul           47            $1,484,118,108                 1                  $765,523,600

Ms. Teresa Marziano          22            $345,492,181                   None               None

                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
 Portfolio Manager     Other Accounts       Other Accounts            Managed with              Accounts with
                           Managed              Managed          Performance-based Fees    Performance-based Fees
Mr. Joseph G. Paul           62             $1,677,753,121                None                      None

Ms. Teresa Marziano           5             $139,951,290                  None                      None

AllianceBernstein U.S. Value Portfolio

     The management of and investment decisions for the Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Phillips are the senior most members of the Investment Policy Group.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities.(2) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.
---------
(2) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
 Portfolio Manager        Investment      Investment Companies         Managed with        Companies Managed with
                      Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Ms. Marilyn G. Fedak        32              $19,193,789,391                   1              $6,115,690,660

Mr. John Mahedy             32              $19,193,789,391                   1              $6,115,690,660

Mr. Christopher Marx        32              $19,193,789,391                   1              $6,115,690,660

Mr. John D. Phillips        32              $19,193,789,391                   1              $6,115,690,660

                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
Portfolio Manager        Investment        Pooled Investment           Managed with             Managed with
                      Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees
Ms. Marilyn G. Fedak         28              $1,685,523,311                None                     None
Mr. John Mahedy              28              $1,685,523,311                None                     None
Mr. Christopher Marx         28              $1,685,523,311                None                     None
Mr. John D. Phillips         28              $1,685,523,311                None                     None

                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees
Ms. Marilyn G. Fedak       33,942             $54,034,833,545                15              $3,017,662,376

Mr. John Mahedy            33,942             $54,034,833,545                15              $3,017,662,376

Mr. Christopher Marx       33,942             $54,034,833,545                15              $3,017,662,376

Mr. John D. Phillips       33,942             $54,034,833,545                15              $3,017,662,376

AllianceBernstein Small-Mid Cap Value Portfolio

     The management of and investment decisions for the Portfolio are made by Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                    (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Mr. Joseph G. Paul            18          $3,403,973,213                   None                     None

Mr. James W.                  11          $2,013,538,615                   None                     None
MacGregor

Mr. Andrew J. Weiner          11          $2,013,538,615                   None                     None

                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
                         Investment        Pooled Investment           Managed with             Managed with
 Portfolio Manager    Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees
Mr. Joseph G. Paul           47              $1,484,118,108              1                    $765,523,600

Mr. James W.                 24              $238,009,927               None                     None
MacGregor

Mr. Andrew J. Weiner         24              $238,009,927               None                     None

                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees
Mr. Joseph G. Paul           62            $1,677,753,121                   None                      None

Mr. James W. MacGregor       57            $1,537,801,836                   None                      None

Mr. Andrew J. Weiner         57            $1,537,801,836                   None                      None

AllianceBernstein International Value Portfolio

     The management of and investment decisions for the Portfolio are made by International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A. Martini are the senior most members of the Investment Policy Group.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities.(3) The tables provide the numbers
----------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Ms. Sharon E. Fay             57             $14,399,144,153              2                  $1,196,825,945

Mr. Kevin F. Simms            48             $12,962,810,574              1                  $1,184,485,318

Mr. Henry S. D'Auria          53             $14,473,988,552              3                  $1,211,687,760

Mr. Giulio A. Martini         48             $12,962,810,574              1                  $1,184,485,318

                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
                         Investment        Pooled Investment           Managed with             Managed with
 Portfolio Manager    Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees
Ms. Sharon E. Fay            75            $7,183,413,850                  1               $212,940,824

Mr. Kevin F. Simms           74            $7,608,911,057                  3               $1,119,731,525

Mr. Henry S. D'Auria         76            $10,279,833,484                 13              $640,983,914

Mr. Giulio A. Martini        72            $6,578,958,733                  1               $212,940,824

                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees
Ms. Sharon E. Fay            465           $69,740,174,663                67                $11,716,879,216

Mr. Kevin F. Simms           425           $59,688,964,507                47                $5,816,132,902

Mr. Henry S. D'Auria         447           $64,799,814,178                53                $7,933,835,683

Mr. Giulio A. Martii         425           $59,688,964,507                47                $5,816,132,902

AllianceBernstein U.S. Large Cap Growth Portfolio

     The management of and investment decisions for the Portfolio are made by the U.S. Large Cap Growth Team. Mr. Thomas Kamp, Mr. James C. Reilly, Mr. David (Dutch) Handke, Mr. Patrick S. Wallace and Ms. Karen Sesin are the senior most members of the team.

          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Mr. Thomas Kamp               5              $2,491,330,072                None                     None
Mr. James C.  Reilly         None                 None                     None                     None
Mr. David Handke             None                 None                     None                     None
Mr. Patrick S. Wallace        1               $991,133,359                 None                     None
Ms. Karen Sesin               8               $527,177,142                 None                     None

                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
                         Investment        Pooled Investment           Managed with             Managed with
 Portfolio Manager    Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees

Mr. Thomas Kamp               2               $332,286,382                 None                     None
Mr. James C. Reilly         None                  None                     None                     None
Mr. David Handke            None                  None                     None                     None
Mr. Patrick S. Wallace       1                $148,105,016                 None                     None
Ms. Karen Sesin              23               $1,087,267,995               None                     None

                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees
Mr. Thomas Kamp              12             $1,677,364,523                  1                   $312,827,118
Mr. James C. Reilly          21             $4,130,346,151                None                      None
Mr. David Handke             91             $5,038,314,998                  1                   $228,965,535
Mr. Patrick S. Wallace       17             $4,012,757,874                  3                   $470,248,370
Ms. Karen Sesin              35             $1,371,867,338                  2                   $61,507,241

 AllianceBernstein Small-Mid Cap Growth Portfolio

     The management of and investment decisions for the Portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. Kumar Kirpalani and Ms. Samantha Lau are the senior most members of the team.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Mr. Bruce K. Aronow           10              $232,851,763                 None                     None
Mr. Kumar Kirpalani           10              $232,851,763                 None                     None
Ms. Samantha Lau              10              $232,851,763                 None                     None



                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
                         Investment        Pooled Investment           Managed with             Managed with
 Portfolio Manager    Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees
Mr. Bruce K. Aronow          23              $2,079,971,101                None                     None
Mr. Kumar Kirpalani          23              $2,079,971,101                None                     None
Ms. Samantha Lau             23              $2,079,971,101                None                     None


                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees
Mr. Bruce K. Aronow          28              $1,692,454,318                 2                   $194,843,504
Mr. Kumar Kirpalani          28              $1,692,454,318                 2                   $194,843,504
Ms. Samantha Lau             28              $1,692,454,318                 2                   $194,843,504

AllianceBernstein International Growth Portfolio

     The management of and investment decisions for the Portfolio are made by the International Growth Team. Mr. Christopher Toub, Mr. Paul Rissman, Mr. Stephen Beinhacker, and Mr. James Pang are the senior most members of the team.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Mr. Christopher Toub         None                 None                     None                     None
Mr. Paul Rissman             None                 None                     None                     None
Mr. Stephen Beinhacker        2              $291,883,271                  None                     None
Mr. James Pang                16             $5,826,939,269                None                     None

                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
                         Investment        Pooled Investment           Managed with             Managed with
 Portfolio Manager    Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees
Mr. Christopher Toub        None                  None                     None                     None
Mr. Paul Rissman            None                  None                     None                     None
Mr. Stephen Beinhacker        4              $570,902,891                  None                 $209,290,463
Mr. James Pang               22              $392,547,398                  None                     None

                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees
Mr. Christopher Toub        None                 None                     None                      None
Mr. Paul Rissman              4             $1,440,649,731                  1                  $1,324,831,895
Mr. Stephen Beinhacker       23             $6,103,050,338                  1                  $1,088,885,309
Mr. James Pang               17             $1,349,660,673                None                      None

AllianceBernstein Short Duration Bond Portfolio

     The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Structured Asset Investment Team. Ms. Alison Martier, Mr. Greg Wilensky and Mr. Kewjin Yuoh are the senior most members of the team.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees

Ms. Alison Martier            5               $6,245,642,218                None                     None
Mr. Greg Wilensky             2                 $677,887,814                None                     None
Mr. Kewjin Yuoh              None                 None                      None                     None

                                                    POOLED INVESTMENT VEHICLES

                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
                         Investment        Pooled Investment           Managed with             Managed with
 Portfolio Manager    Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees

Ms. Alison Martier            6               $164,937,252                  1                    $9,715,316
Mr. Greg Wilensky            17               $261,766,789                 None                     None
Mr. Kewjin Yuoh             None                  None                     None                     None

                                                          OTHER ACCOUNTS

                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees
Ms. Alison Martier           67             $4,964,989,858                None                      None
Mr. Greg Wilensky            30             $2,259,363,051                  2                   $457,703,022
Mr. Kewjin Yuoh             None                 None                     None                      None

AllianceBernstein Intermediate Duration Bond Portfolio

     The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Greg Wilensky, Ms. Alison Martier, Mr. Shawn Keegan and Mr. Jeffrey Phlegar are the senior most members of the team.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Mr. Greg Wilensky             2               $677,887,814                 None                     None
Ms. Alison Martier            5               $6,245,642,218               None                     None
Mr. Shawn Keegan              3               $445,921,813                 None                     None
Mr. Jeffrey Phlegar          None                 None                     None                     None

                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
                         Investment        Pooled Investment           Managed with             Managed with
 Portfolio Manager    Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees

Mr. Greg Wilensky            17               $261,766,789                 None                     None
Ms. Alison Martier            6               $164,937,252                  1                    $9,715,316
Mr. Shawn Keegan             19               $423,346,541                 None                     None
Mr. Jeffrey Phlegar         None                  None                     None                     None

                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees
Mr. Greg Wilensky            30             $2,259,363,051                  2                   $457,703,022
Ms. Alison Martier           67             $4,964,989,858                 None                      None
Mr. Shawn Keegan             98             $1,879,908,872                  2                   $48,974,304
Mr. Jeffrey Phlegar           2               $381,593,398                 None                      None

AllianceBernstein High-Yield Portfolio

     The management of and investment decisions for the Portfolio are made by the U.S. High Yield Investment Team. Mr. Gershon Distenfeld, Mr. Michael Snyder and Mr. Mark Hamilton are the senior most members of the team.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                       Total Number of       Total Assets of       Number of Registered        Total Assets of
                          Registered           Registered          Investment Companies     Registered Investment
                          Investment      Investment Companies         Managed with        Companies Managed with
 Portfolio Manager    Companies Managed          Managed          Performance-based Fees   Performance-based Fees
Mr. Gershon Distenfeld        3               $169,257,674                 None                     None
Mr. Mark Hamilton             None                 None                    None                     None
Mr. Michael Snyder            5               $557,626,156                 None                     None

                                                    POOLED INVESTMENT VEHICLES
                       Total Number of                               Number of Pooled      Total Assets of Pooled
                           Pooled           Total Assets of        Investment Vehicles       Investment Vehicles
                         Investment        Pooled Investment           Managed with             Managed with
 Portfolio Manager    Vehicles Managed      Vehicles Managed      Performance-based Fees   Performance-based Fees

Mr. Gershon Distenfeld        5              $2,323,196,993                None                     None
Mr. Mark Hamilton             3               $48,998,568                  None                     None
Mr. Michael Snyder           13               $187,139,561                 None                     None


                                                          OTHER ACCOUNTS
                       Total Number of      Total Assets of     Number of Other Accounts    Total Assets of Other
                       Other Accounts       Other Accounts            Managed with              Accounts with
 Portfolio Manager         Managed              Managed          Performance-based Fees    Performance-based Fees

Mr. Gershon Distenfeld        1             $2,323,196,993                None                      None
Mr. Mark Hamilton             1               $48,998,568                 None                      None
Mr. Michael Snyder            1              $187,139,561                 None                      None

AllianceBernstein Inflation Protected Securities Portfolio

     Mr. Greg Wilensky,  Director of Stable Value Investments, is the investment
professional   primarily  responsible  for  the  day-to-day  management  of  the
AllianceBernstein Inflation Protected Securities Portfolio.

     The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Wilensky also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2005.

                                                  REGISTERED INVESTMENT COMPANIES
                                                     (excluding the Portfolio)
                                                             Number of Registered      Total Assets of Registered
                                    Total Assets of          Investment Companies         Investment Companies
 Total Number of Registered      Registered Investment           Managed with                 Managed with
Investment Companies Managed       Companies Managed        Performance-based Fees       Performance-based Fees

              2                      $677,887,814                    None                         None

                                                    POOLED INVESTMENT VEHICLES
                                                               Number of Pooled          Total Assets of Pooled
                                Total Assets of Pooled        Investment Vehicles          Investment Vehicles
   Total Number of Pooled         Investment Vehicles            Managed with                 Managed with
 Investment Vehicles Managed            Managed             Performance-based Fees       Performance-based Fees
             17                      $261,766,789                    None                         None

                                                          OTHER ACCOUNTS
                                                           Number of Other Accounts       Total Assets of Other
    Total Number of Other        Total Assets of Other           Managed with                 Accounts with
      Accounts Managed             Accounts Managed         Performance-based Fees       Performance-based Fees
             30                     $2,259,363,051                     2                      $457,703,022

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

     To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

     Alliance's compensation program for investment professionals(5) is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:
--------
(4) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(6)
----------
(6) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.



     (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

     Under the general supervision of the Trustees, Alliance makes each Portfolio's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to Alliance. Neither the Portfolios nor Alliance has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to Alliance for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to Alliance and, therefore, may have the effect of reducing the expenses of Alliance in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, Alliance believes that its receipt probably does not reduce the overall expenses of Alliance to any material extent.

     The investment information provided to Alliance is of the type described in
Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment Alliance's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by Alliance in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

     The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

     The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, Alliance may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to Alliance in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by Alliance as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolios. In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by Alliance as a factor in the selection of broker-dealers to effect portfolio transactions.

     The Portfolios may from time to time place orders for the purchase or sale of securities (including listed call options) with brokers affiliated with Alliance. In such instances, the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of Alliance. With respect to orders placed affiliated brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     For the fiscal year ended August 31, 2005, the AllianceBernstein U.S.
Value Portfolio paid an aggregate of $274,443 in brokerage commissions; the AllianceBernstein U.S. Large Cap Growth Portfolio paid an aggregate of $154,982 in brokerage commissions; the AllianceBernstein Global Real Estate Investment Portfolio paid an aggregate of $298,596 in brokerage commissions; the AllianceBernstein International Value Portfolio paid an aggregate of $236,249 in brokerage commissions; AllianceBernstein International Growth Portfolio paid an aggregate of $610,024 in brokerage commissions; AllianceBernstein Short Duration Bond Portfolio paid an aggregate of $0 in brokerage commissions; AllianceBernstein Intermediate Duration Bond Portfolio paid an aggregate of $0 in brokerage commissions; AllianceBernstein Inflation Protected Securities Portfolio paid an aggregate of $0 in brokerage commissions; AllianceBernstein High-Yield Portfolio paid an aggregate of $0 in brokerage commissions; AllianceBernstein Small-Mid Cap Value Portfolio paid an aggregate of $61,876 in brokerage commissions; , and AllianceBernstein Small-Mid Cap Growth Portfolio paid an aggregate of $90,697 in brokerage commissions.

     Aggregate securities transactions during the fiscal year ended August 31, 2005 were as follows: with respect to the AllianceBernstein U.S. Value Portfolio, $470,020,001 and, in connection therewith, brokerage commissions of $274,443 (0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein U.S. Large Cap Growth Portfolio, $178,735,684 and, in connection therewith, brokerage commissions of $154,982 (96.4%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Global Real Estate Investment Portfolio, $219,169,728 and, in connection therewith, brokerage commissions of $298,596 (0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein International Value Portfolio, $161,213,228 and, in connection therewith, brokerage commissions of $236,249 (98.3%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein International Growth Portfolio, $439,090,307 and, in connection therewith, brokerage commissions of $610,024 (98%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Short Duration Bond Portfolio, $188,822,414 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; AllianceBernstein Intermediate Duration Bond Portfolio, $492,935,972 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; AllianceBernstein Inflation Protected Securities Portfolio, $0 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; AllianceBernstein High-Yield Portfolio, $56,950,509 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; AllianceBernstein Small-Mid Cap Value Portfolio, $82,415,546 and, in connection therewith, brokerage commissions of $61,876 (76.5%) were allocated to persons or firms supplying research information; and AllianceBernstein Small-Mid Cap Growth Portfolio, $109,908,690 and, in connection therewith, brokerage commissions of $90,697 (84.5%) were allocated to persons or firms supplying research information.

     The brokerage transactions engaged in by the Portfolios with SCB & Co., SCB Ltd., Advest, Inc. and their affiliates during the fiscal year ended August 31, 2005 are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                                                                                 % of Portfolio's
                                                                                             Aggregate Dollar Amount
                                                                          % of Portfolio's         of Brokerage
                                                          Amount of           Aggregate       Transactions Involving
    Period Ended                 Portfolio                Brokerage           Brokerage           the Payment of
                                                         Commissions         Commissions       Commissions Effected
                                                                                                Through Affiliated
                                                                                                     Brokers
----------------------------------------------------------------------------------------------------------------------
August 31, 2005        AllianceBernstein U.S. Value         $105,406            38.4%                  27.56%
                       Portfolio

August 31, 2005        AllianceBernstein U.S. Large               $0               0%                      0%
                       Cap Growth Portfolio

August 31, 2005        AllianceBernstein Global               $7,633             2.6%                   3.98%
                       Real Estate Investment
                       Portfolio

August 31, 2005        AllianceBernstein                        $599             .25%                    .30%
                       International Value Portfolio

August 31, 2005        AllianceBernstein                          $0               0%                      0%
                       International Growth
                       Portfolio

August 31, 2005        AllianceBernstein Short                    $0               0%                      0%
                       Duration Bond Portfolio

August 31, 2005        AllianceBernstein                          $0               0%                      0%
                       Intermediate Duration Bond
                       Portfolio

August 31, 2005        AllianceBernstein Inflation                $0               0%                      0%
                       Protected Securities
                       Portfolio

August 31, 2005        AllianceBernstein High-Yield               $0               0%                      0%
                       Portfolio

August 31, 2005        AllianceBernstein Small-Mid           $22,896              37%                  28.61%
                       Cap Value Portfolio

August 31, 2005        AllianceBernstein Small-Mid                $0               0%                      0%
                       Cap Growth Portfolio

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           EXPENSES OF THE PORTFOLIOS

--------------------------------------------------------------------------------

Distribution Arrangements
-------------------------

     The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with ABIRM, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

     Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

     The Distribution Agreement will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Portfolios without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Underwriter. To terminate the Distribution Agreement, any party must give the other parties 60 days' written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agency Arrangements
----------------------------

     Alliance Global Investor Services, Inc. ("AGIS"), an indirect wholly-owned subsidiary of Alliance located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

     The Portfolios, Alliance and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios. The Portfolios have adopted Alliance's proxy voting policies and procedures. Alliance's proxy voting policies and procedures are attached as Appendix B.

     Information regarding how each Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Portfolios' website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares - How To Buy Shares."

General
-------

     Shares of the Portfolios are sold directly through the Principal Underwriter exclusively to regulated investment companies advised by and certain other institutional clients of Alliance. The shares are offered on a continuous basis at a price equal to their net asset value.

     In return for Portfolio shares, the Portfolios intend to accept securities held as portfolio assets by the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Blended Style Series, Inc. U.S. Large Cap Portfolio and certain institutional clients of and regulated investment companies advised by Alliance that seek a blend of asset classes pursuant to an agreement and plan of reorganization and incorporation of assets pursuant to section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolios intend that the contributions by the Transferors in exchange for Portfolio shares be governed by section 351 of the Code and, as such, be tax-free.

     RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares.

     The public offering price of shares of the Portfolios is their net asset value. On each Portfolio business day on which a purchase or redemption order is received by a Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any day on which the Exchange is open for trading. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day.

Arrangements Permitting Frequent Purchases And Redemptions Of Portfolio Shares
------------------------------------------------------------------------------

     The AllianceBernstein Pooling Portfolios have no arrangements with anyone to permit frequent purchases and redemptions of Portfolio shares. As described in the Portfolios' prospectus, the Portfolios accept only institutional clients of Alliance as shareholders.

--------------------------------------------------------------------------------

                              REDEMPTION OF SHARES

--------------------------------------------------------------------------------

     The following information supplements that set forth in the Portfolios' Prospectus under the heading "Purchase and Sale of Shares - How to Sell Shares."

     Subject only to the limitations described below, the Portfolios will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. There is no redemption charge.

     The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Portfolio.

     Except as provided below, redemption proceeds will be sent by wire only. Payment of the redemption price will ordinarily be wired within one business day of the redemption request, but may take up to three business days. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     If the Board of Trustees determines that it would be detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, the Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions or pay spreads when subsequently disposing of those securities.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

     The Alliance Capital Pricing & Valuation Group (the "Pricing Group") is responsible for implementing Alliance's Statement of Pricing Policy (the "Policy Statement"), as approved by the Board of Trustees.

     The per share net asset value is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of that Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to Alliance certain of the Board's duties with respect to the Pricing Policies. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or pursuant to procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price. Portfolio securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

     Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources.

     Listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

     Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

     U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

     Debt securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Pricing Group has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

     All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by a Portfolio or the Board of Trustees.

     With respect to securities for which market quotations are not readily available, the market value of a security will be determined in accordance with the Policy Statement.

     Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in a Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

     The Board of Trustees may suspend the determination of a Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining each Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

     SCOPE OF DISCUSSION. The following discussion addresses certain U.S. federal income tax issues concerning the Portfolios and the purchase, ownership, and disposition of Portfolio shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

     TAXATION OF EACH PORTFOLIO. Each Portfolio is treated as a separate taxable entity for U.S. federal income tax purposes. Each Portfolio intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

     If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Portfolio must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

     (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's investments in loan participations, the Portfolio shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recently enacted tax legislation (the "2004 Act") provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     If it were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, each Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of U.S. shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     In addition, if a Portfolio fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted so to elect and so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the underdistributed amounts. For these purposes, a strategy will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Portfolios intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     PORTFOLIO DISTRIBUTIONS. Generally, a regulated investment company qualifying under Subchapter M of the Code that invests in a Portfolio (a "RIC Shareholder") will be treated in the same manner as Portfolio shareholders who are natural persons would be, and, as such, the RIC Shareholder will have ordinary income from the receipt of dividends from the underlying Portfolios' investment income and short-term gains and capital gain income from the receipt of capital gain dividends from underlying Portfolios. As for most other types of shareholders of an underlying Portfolio, a RIC Shareholder will not be able to use losses realized within one underlying Portfolio against gains or income realized within another underlying Portfolio. This could cause the RIC Shareholder to receive, and in turn be required to make, higher current distributions, and such distributions may consist to a greater degree of ordinary income than they would have had if the RIC Shareholder had held directly the assets of the underlying Portfolios. The RIC Shareholder will, however, be able to net gains or losses from the redemptions of shares in multiple underlying funds against each other.

     Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a RIC Shareholder has owned his or her shares in the Portfolio. Distributions of net capital gains from the sale of investments that the Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends ("Capital Gain Dividends") will be taxable to RIC Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable to RIC Shareholders as ordinary income.

     QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. If a RIC Shareholder receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying Portfolio designates such dividends as "qualified dividend income" then the RIC Shareholder will receive "qualified dividend income" and is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the RIC Shareholder meets holding period and other requirements with respect to shares of the underlying Portfolio. A dividend will not be treated as qualified dividend income (at any level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the taxable year in which the dividend is paid or the immediately preceding taxable year.

     If the qualified dividends received by a RIC Shareholder during any taxable year are 95% or more of its gross income, then 100% of the RIC Shareholder's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

     Although each Portfolio may distribute amounts designated as qualified dividend income if certain conditions (described below) are satisfied, those Portfolios emphasizing equity investments - for example, the U.S. Large Cap Growth Portfolio and the Small-Mid Cap Value Portfolio - are generally likely to be able to distribute larger proportionate amounts designated as qualified dividend income. However, the equity component of each Portfolio's portfolio is normally diversified among a broad range of stocks paying dividends at different rates or perhaps even not at all. As a result, it is not possible to predict what portions of distributions made by any of the Portfolios are likely to be designated as qualified dividend income.

     Any dividend or distribution received by a U.S. shareholder on shares of one of the Portfolios (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

     DIVIDENDS RECEIVED DEDUCTION. U.S. Corporate shareholders of RIC Shareholders, if any, may be able to take a dividends-received deduction with respect to the portion of any Portfolio distribution representing certain dividends received by the Portfolio from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

     RETURN OF CAPITAL DISTRIBUTIONS. If a Portfolio makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

     Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Portfolio's net asset value also reflects unrealized losses.

     REDEMPTIONS AND SALES OF SHARES. Redemptions and sales of shares in any of the Portfolios are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the same Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     REDEMPTIONS AND SALES OF SHARES BY RIC SHAREHOLDERS. Depending on a RIC Shareholder's percentage ownership in an underlying Portfolio both before and after a redemption of underlying fund shares, there is a remote risk that the RIC Shareholder's redemption of shares of such underlying Portfolio may cause the RIC Shareholder to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Portfolio. This would be the case where the RIC Shareholder holds a significant interest in an underlying Portfolio and redeems only a small portion of such interest.

     OPTIONS, FUTURES, FORWARD CONTRACTS, AND SWAP AGREEMENTS. Each Portfolio may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

     Certain of each Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Portfolio's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), a Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Each Portfolio may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     With respect to each of the Portfolios, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Portfolio's recognition of ordinary income and affect the timing or amount of the Portfolio's distributions. None of the Portfolios expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by a Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject that Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to RIC Shareholders. However, a Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. As mentioned above, dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

     NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid to a shareholder that not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the 2004 Act, effective for taxable years of the Portfolios beginning before January 1, 2008, a regulated investment company will not be required to withhold any amounts (i) with respect to distributions from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Portfolio, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the regulated investment company. The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that RIC Shareholders may have foreign shareholders. Interest-related and short-term capital gain distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

     The 2004 Act also modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Although under the 2004 Act distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") paid or deemed paid on or before December 31, 2007 will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations), RIC Shareholders will not receive or pass-through USRPI Distributions as a result of investing in the Portfolios. This result may be changed under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

     BACKUP WITHHOLDING. Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is currently 28% for amounts paid through 2010, and is scheduled to increase to 31% for amounts paid after December 31, 2010.

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                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust
------------------------

     The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated November 11, 2004, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having eleven separate portfolios, each of which is represented by a separate series of shares.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Portfolio do not have any preemptive rights. Upon termination of any Portfolio, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio then available for distribution to such shareholders. The Trust or any Portfolio may be terminated at any time by vote of at least a majority of the outstanding shares of each Portfolio affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

Disclosure of Portfolio Holdings
--------------------------------

     The Portfolios believe that the ideas of Alliance's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Portfolios also believe that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

     Alliance has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Portfolios' operations or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

     The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Portfolio, the market value of the applicable Portfolio's holdings and the percentage of the applicable Portfolio's assets represented by the applicable Portfolio's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities a Portfolio holds, a summary of a Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding) and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

     Alliance may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Portfolios. In addition, Alliance may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Portfolios' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that a Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

     Alliance has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Portfolios' Board of Trustees on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Portfolios' independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Portfolios' custodian in connection with its custody of the Portfolios' assets; (iv) ISS for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

Capitalization
--------------

     The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Portfolio, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Portfolios. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Portfolios when duly issued will be fully paid and non-assessable.

Voting Rights
-------------

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Portfolio and on other matters submitted to the vote of shareholders.

     The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Portfolio will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

     The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this SAI mean the lesser of (i) 67% or more of the shares of the applicable Portfolio or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Portfolio or such class are represented or (ii) more than 50% of the outstanding shares of such Portfolio or such class.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Portfolios' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

     The Agreement and Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Beneficial Ownership
--------------------

Persons who owned of record or beneficially more than 25% of any of a Portfolio's outstanding shares are deemed to "control" such Portfolio.

                            ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO
                                  5% Beneficial Ownership
                                  As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation                      17,668,594                  12.98%
AB Pooling: US Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Balanced Wealth                          18,119,922                  13.31%
AB Pooling: US Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Large Cap Blended Style                  8,138,559                   5.98%
AB Pooling: US Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         26,934,845                  19.79%
CBF-Appreciation Portfolio
AB Pooling: US Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         7,405,727                   5.44%
Age Based Portfolio (1999-2001)
AB Pooling: US Value
P.O. Box 1520
Secaucus, NJ 07096-1520

                        ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO
                                    5% Beneficial Ownership
                                    As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation                      15,526,730                  12.41%
AB Pooling: US Large Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Balanced Wealth                          15,911,275                  12.72%
AB Pooling: US Large Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Large Cap Blended Style                  7,278,726                   5.82%
AB Pooling: US Large Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         25,841,528                  20.66%
CBF-Appreciation Portfolio
AB Pooling: US Large Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         6,258,108                   5.00%
CBF-Balanced Portfolio
AB Pooling: US Large Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         6,897,306                   5.51%
Age Based Portfolio (1999-2001)
AB Pooling: US Large Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

            ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
                             5% Beneficial Ownership
                             As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation                      7,191,851                   13.41%
AB Pooling: Global Real Estate
Investment
P.O. Box 1520
Secaucus, NJ 07096-1520

Wealth Preservation                      3,743,538                   6.98%
AB Pooling: Global Real Estate
Investment
P.O. Box 1520
Secaucus, NJ 07096-1520

Balanced Wealth                          11,415,992                  21.28%
AB Pooling: Global Real Estate
Investment
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         10,495,057                  19.57%
CBF-Appreciation Portfolio
AB Pooling: Real Estate Investment
P.O. Box 1520
Secaucus, NJ 07096-1520

                    ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
                               5% Beneficial Ownership
                               As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation                      8,992,422                   12.91%
AB Pooling: International Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Balanced Wealth                          8,758,157                   12.57%
AB Pooling: International Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         15,028,774                  21.58%
CBF-Appreciation Portfolio
AB Pooling: International Value
P.O. Box 1520 Secaucus, NJ 07096-1520

Collegeboundfund                         4,450,543                   6.39%
CBF-Balanced Portfolio
AB Pooling: International Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         3,901,391                   5.60%
Age Based Portfolio (1996-1998)
AB Pooling: International Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         4,328,944                   6.21%
Age Based Portfolio (1999-2001)
AB Pooling: International Value
P.O. Box 1520
Secaucus, NJ 07096-1520

                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO
                             5% Beneficial Ownership
                             As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation                      9,182,408                   16.49%
AB Pooling: International Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Balanced Wealth                          8,906,976                   15.99%
AB Pooling: International Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         13,231,676                  23.76%
CBF-Appreciation Portfolio
AB Pooling: International Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         3,085,270                   5.54%
Age Based Portfolio (1999-2001)
AB Pooling: International Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

                 ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO
                             5% Beneficial Ownership
                             As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Preservation                      11,207,015                  14.56%
AB Pooling: Short Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         5,709,126                   7.42%
CBF-Balanced Portfolio
AB Pooling: Short Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         4,487,215                   5.83%
Age Based Aggressive (1990-1992)
AB Pooling: Short Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         9,017,835                   11.71%
Age Based Portfolio (1987-1989)
AB Pooling: Short Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         10,868,373                  14.12%
Age Based Portfolio (1990-1992)
AB Pooling: Short Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         7,744,028                   10.06%
Age Based Portfolio (1993-1995)
AB Pooling: Short Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         5,855,374                   7.61%
Age Based Portfolio (1996-1998)
AB Pooling: Short Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         5,185,015                   6.73%
Age Based Portfolio (1999-2001)
AB Pooling: Short Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

             ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO
                             5% Beneficial Ownership
                             As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Preservation                      11,252,113                  13.35%
AB Pooling: Intermediate Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Balanced Wealth                          34,883,823                  41.37%
AB Pooling: Intermediate Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         4,392,598                   5.21%
Age Based Portfolio (1987-1989)
AB Pooling: Intermediate Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         4,786,511                   5.68%
Age Based Portfolio (1990-1992)
AB Pooling: Intermediate Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         4,330,868                   5.14%
Age Based Portfolio (1993-1995)
AB Pooling: Intermediate Duration Bond
P.O. Box 1520
Secaucus, NJ 07096-1520

           ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO
                        5% Beneficial Ownership
                        As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Preservation                      4,149,344                   12.23%
AB Pooling: Inflation Protected
Securities
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         2,276,412                   6.71%
CBF-Balanced Portfolio
AB Pooling: Inflation Protected
Securities
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         1,866,918                   5.50%
Age Based Aggressive (1987-1989)
AB Pooling: Inflation Protected
Securities
P.O. Box 1520 Secaucus, NJ 07096-1520

Collegeboundfund                         2,116,978                   6.24%
Age Based Aggressive (1990-1992)
AB Pooling: Inflation Protected
Securities
P.O. Box 1520 Secaucus, NJ 07096-1520

Collegeboundfund                         4,493,514                   13.24%
Age Based Portfolio (1987-1989)
AB Pooling: Inflation Protected
Securities
P.O. Box 1520 Secaucus, NJ 07096-1520

Collegeboundfund                         5,278,564                   15.56%
Age Based Portfolio (1990-1992)
AB Pooling: Inflation Protected
Securities
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         3,653,315                   10.77%
Age Based Portfolio (1993-1995)
AB Pooling: Inflation Protected
Securities
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         2,598,854                   7.66%
Age Based Portfolio (1996-1998)
AB Pooling: Inflation Protected
Securities
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         2,179,104                   6.42%
Age Based Portfolio (1999-2001)
AB Pooling: Inflation Protected
Securities
P.O. Box 1520
Secaucus, NJ 07096-1520

                     ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO
                             5% Beneficial Ownership
                             As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Balanced Wealth                          8,581,608                   32.06%
AB Pooling: High-Yield
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         2,294,482                   8.57%
CBF-BalancedPortfolio
AB Pooling: High-Yield
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         1,504,513                   5.62%
Age Based Aggressive (1990-1992)
AB Pooling: High-Yield
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         2,921,796                   10.92%
Age Based Portfolio (1987-1989)
AB Pooling: High-Yield
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         3,324,203                   12.42%
Age Based Portfolio (1990-1992)
AB Pooling: High-Yield
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         2,628,436                   9.82%
Age Based Portfolio (1993-1995)
AB Pooling: High-Yield
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         2,097,520                   7.84%
Age Based Portfolio (1996-1998)
AB Pooling: High-Yield
P.O. Box 1520
Secaucus, NJ 07096-1520

                 ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO
                             5% Beneficial Ownership
                             As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation                      5,441,510                   16.69%
AB Pooling: Small-Mid Cap Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Balanced Wealth                          4,313,414                   13.23%
AB Pooling: Small-Mid Cap Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         8,331,808                   25.56%
CBF-Appreciation Portfolio
AB Pooling: Small-Mid Cap Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         1,817,701                   5.58%
CBF-Balanced Portfolio
AB Pooling: Small-Mid Cap Value
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         1,841,626                   5.65%
Age Based Portfolio (1999-2001)
AB Pooling: Small-Mid Cap Value
P.O. Box 1520
Secaucus, NJ 07096-1520

                ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO
                             5% Beneficial Ownership
                             As of December 8, 2005

Beneficial Owner                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation                      4,849,943                   17.09%
AB Pooling: Small-Mid Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Balanced Wealth                          3,892,671                   13.72%
AB Pooling: Small-Mid Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         7,595,189                   26.76%
CBF-Appreciation Portfolio
AB Pooling: Small-Mid Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         1,498,191                   5.28%
CBF-Balanced Portfolio
AB Pooling: Small-Mid Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         1,469,133                   5.18%
Age Based Aggressive (1999-2001)
AB Pooling: Small-Mid Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Collegeboundfund                         1,431,095                   5.04%
Age Based Portfolio (1999-2001)
AB Pooling: Small-Mid Cap Growth
P.O. Box 1520
Secaucus, NJ 07096-1520

Custodial Arrangements
----------------------

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 ("State Street") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Portfolios' Trustees, State Street may enter into subcustodial agreements for the holding of the Portfolios' securities outside of the United States.

Principal Underwriter
---------------------

     ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolios, and as such may solicit orders from the public to purchase shares of the Portfolios. Under the Distribution Services Agreement, the Portfolios have agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

     Legal matters in connection with the issuance of the shares of the Portfolios offered hereby are passed upon by Seward & Kissel LLP, New York, New York.


Independent Registered Public Accounting Firm
---------------------------------------------

     PricewaterhouseCoopers LLP has been appointed as independent registered public accounting firm for the Portfolios.

Additional Information
----------------------

     This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

-------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

-------------------------------------------------------------------------------

         The financial statements of the Fund for the period ended August 31, 2005 and the report of PricewaterhouseCoopers LLP of AllianceBernstein Pooling Portfolios are incorporated herein by reference to its annual report. The annual report was filed on Form N-CSR with the Commission on November 9, 2005. The annual report is available without charge upon request by calling AGIS at (800) 221-5672.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

     Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

     A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

     Descriptions of the bond ratings of Standard & Poor's are as follows:

     AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

     C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

     D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

     The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                 VOTING PROXIES

Introduction
------------

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records
--------------------

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


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